 PROSPECTUS                               December 1, 1999



        [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS LOGO APPEARS HERE]
 A Portfolio of   MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

 TECHNOLOGY PORTFOLIO
 Long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology and technology-related industries.


 Investment Adviser

 Morgan Stanley Dean Witter Investment Management Inc.

 Distributor

 Morgan Stanley & Co. Incorporated

 Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Technology Portfolio (the "Portfolio") is one portfolio of the Fund managed by Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management" or the "Adviser").

 The Securities and Exchange Commission (the "Commission") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

INVESTMENT SUMMARY

  Technology Portfolio                      1

  Additional Risk Factors and Information   2

INVESTMENT ADVISER                          4

MANAGEMENT FEE                              4

PORTFOLIO MANAGERS                          5

SHAREHOLDER INFORMATION                     6

INVESTMENT SUMMARY

TECHNOLOGY PORTFOLIO

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology and technology-related industries.

Approach

The Adviser seeks to maximize long-term capital appreciation by identifying significant long-term technology trends and by investing primarily in companies the Adviser believes are positioned to benefit materially from these trends.

Process

The Adviser extensively researches technology trends in order to identify industry sectors and issuers with strong prospects and leading market share. The Portfolio invests in a broad range of technology-related industries, including: computers; software and peripheral products; electronics; communications equipment and services; entertainment; multimedia; and information services. The Portfolio seeks to overweight investment in the best-positioned sectors, while underweighting the sectors exposed to the greatest risk in comparison to potential return. The Adviser looks to invest in issuers with strong management teams, reasonable valuation relative to growth prospects and whose competitors face sustainable barriers to market entry. The Portfolio may participate in the global technology market by investing up to 35% of its total assets in the equity or fixed income securities of foreign issuers, including those located in emerging markets.

Risk

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in equity securities of companies in the technology sector in the hope of earning superior returns and diversifying your investment portfolio. Because the Portfolio invests primarily in technology-related issuers, there is an additional risk that economic events may affect a substantial portion of the Portfolio's investments. Historically, the price of securities in this sector have tended to be volatile. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events which affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect a particular issuer (news about the success or failure of a new product, for example). As a result of this price volatility, there is a risk that you may lose money by investing in the Portfolio. In addition, at times the Portfolio's market sector, equity securities of technology-related issuers, may underperform relative to other sectors.

The Portfolio may invest in the equity securities of both large and small companies. While the Adviser believes that smaller companies may provide greater growth potential than larger, more established firms, investing in the securities of smaller companies also involves greater risk and price volatility.

The risks of investing in the Portfolio may be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a smaller group of investments may affect the Portfolio's performance more than if the Portfolio were diversified. In addition, the Portfolio may sell short. In a short sale transaction, the Portfolio sells a borrowed security in anticipation of a decline in the market value of that security, hoping to profit from the difference between the amount received from the sale and the cost of replacing the borrowed security. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio may lose money because the amount necessary to replace the borrowed security will be greater than the amount received from the sale.

There is no performance information for the Portfolio since it has not commenced operations as of the date of this Prospectus.

INVESTMENT SUMMARY

ADDITIONAL RISK FACTORS AND INFORMATION

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI") which is legally part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, and companies. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown superior gains, although they have tended to be more volatile than fixed income securities in the short term.

Foreign investing

Investing in foreign countries entails the risk that the news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These risks may be intensified for investments in emerging markets countries. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Emerging market risks

Emerging market countries are foreign countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

The Portfolio will limit its use of derivatives, for non-hedging purposes, to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the SAI for more about the risks of different types of derivatives.

Year 2000 risks

The management and distribution services provided to the Fund by the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Morgan Stanley are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected.

Temporary defensive investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary, defensive purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio turnover

The Portfolio may engage in frequent trading of securities to achieve its investment objective. Higher portfolio turnover will cause the Portfolio to incur additional transaction costs.

INVESTMENT ADVISER

MSDW Investment Management, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. ("MSDW") is the direct parent of MSDW Investment Management and Morgan Stanley. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. As of October 31, 1999, MSDW Investment Management and its institutional investment advisory affiliates had approximately $173 billion in assets under management or fiduciary advice.

MANAGEMENT FEE

The Adviser is entitled to receive a management fee at an annual percentage of the Portfolio's average daily net assets as follows:

  ASSETS                                                   FEE
----------------------------------------------------------------
  First $500 million                                      0.80%
----------------------------------------------------------------
  From $500 million to $1 billion                         0.75%
----------------------------------------------------------------
  More than $1 billion                                    0.70%

However, the Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio, so that total annual operating expenses of the Portfolio will not exceed 1.15% of its average daily assets. For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than 1.15%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

 PORTFOLIO MANAGERS
The following individuals have primary day-to-day portfolio management responsibility for the Portfolio:

TECHNOLOGY PORTFOLIO
Alexander L. Umansky and Stephen C. Sexauer
Alexander L. Umansky is a Vice President of MSDW Investment Management and Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. He joined MSDW Investment Management in 1994 as a Compliance Analyst and in 1996, he became a research analyst in the Institutional Equity Group focusing primarily on technology. Prior to joining MSDW Investment Management, Mr. Umansky was a financial analyst in Morgan Stanley's Global Risk Management department. He graduated from New York University's Stern School of Business with a B.S. in Computer Science and Finance. Stephen C. Sexauer is a Principal of MSDW Investment Management and Morgan Stanley and is a Portfolio Manager in the Institutional Equity Group of MSDW Investment Management. In addition to portfolio management, his equity research responsibilities include telecommunications, technology, finance and utilities. Mr. Sexauer joined MSDW Investment Management in 1989 after three years as Vice President at Salomon Brothers. Previously, he was with Merrill Lynch Economics and Wharton Econometrics. Mr. Sexauer received a B.S. in Economics from the University of Illinois and an M.B.A. in Economics and Statistics from the University of Chicago. Messrs. Umansky and Sexauer have had primary responsibility for managing the Portfolio since its inception.

SHAREHOLDER INFORMATION

Purchasing and selling Fund shares

Shares are offered on each day that the New York Stock Exchange (the "NYSE") is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and by other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value (NAV) per share next determined after the Fund receives the insurance company's purchase order. In some cases, an insurance company's order may be executed at the NAV that was computed at the close of the previous business day. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the NAV for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

About net asset value

In calculating NAV, the Portfolio generally values its portfolio securities at their market price. If market prices are unavailable or the Portfolio thinks that they are unreliable because of events occurring after the close of trading, the Portfolio may determine fair value prices using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Dividends and distributions

The Portfolio distributes its investment income annually as dividends and makes distributions of capital gains, if any, at least annually.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is summarized some important tax issues that affect the Portfolio and its shareholders. The summary is based on current tax laws, which may change.

The Portfolio expects that it will not have to pay income taxes if it distributes all of its income and gains. Net income and realized capital gains that the Portfolio distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

 WHERE TO FIND ADDITIONAL INFORMATION

Statement of Additional Information
In addition to this Prospectus, the Portfolio has an SAI, dated May 1, 1999 as supplemented through December 1, 1999, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports
The Fund publishes annual and semi-annual reports containing financial statements. These reports contain additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding investments comprising the Portfolio, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports, when available, without charge by contacting the Fund at the toll-free number above or your insurance company.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1-202-942-8090); (2) On-line: you may retrieve information from the EDGAR Database on the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-7607 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
           [MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. LOGO APPEARS HERE] P.O. Box 2798
  Boston, Massachusetts 02208-2798

  For information call 1-800-281-2715

                Morgan Stanley Dean Witter Universal Funds, Inc.

                      P.O. Box 2798, Boston, MA 02208-2798

                      STATEMENT OF ADDITIONAL INFORMATION
Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a no-load, open-end management investment company with diversified and non-diversified series ("Portfolios"). The Fund currently consists of 20 Portfolios offering a broad range of investment choices. Shares of each Portfolio are offered with no sales charge or exchange or redemption fee.

Shares of each Portfolio may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by certain tax-qualified investors. The variable annuity contract and variable life insurance policy holders incur fees and expenses separate from the fees and expenses charged by the Portfolios. This Statement of Additional Information addresses information of the Fund applicable to each of the 20 Portfolios.

The Fund was incorporated under the laws of the State of Maryland on March 26, 1996. The Fund filed a registration statement with the Securities and Exchange Commission (the "SEC") registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares under the Securities Act of 1933, as amended (the "1933 Act").

The Portfolios are managed by either Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management" or an "Adviser") or Miller Anderson & Sherrerd, LLP ("MAS" or an "Adviser") thereby making available in a single product the combined strength of these leading investment management firms.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for the Fund's Portfolio(s) (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety. To obtain the Prospectus, please contact the Fund or your insurance company.


Table of Contents                               Page
Investment Policies                                2
Investments and Strategies                         4
Taxes                                             27
Purchase of Shares                                29
Redemption of Shares                              29
Investment Limitations                            29
Determining Maturities of Certain Instruments     31
Management of the Fund                            32
Net Asset Value for the Money Market Portfolio    41
Portfolio Transactions                            41
Performance Information                           44
General Performance Information                   45
General Information                               46
Description of Ratings                            47
Financial Statements                              48

Statement of Additional Information dated May 1, 1999 as supplemented through December 1, 1999, relating to the Fund's Prospectuses:

Dated May 1, 1999 for the Money Market, Fixed Income, High Yield, Core Equity, Equity Growth, Mid Cap Growth, Mid Cap Value, U.S Real Estate, Value, Asian Equity, Emerging Markets Debt, Emerging Markets Equity, Global Equity, International Fixed Income, International Magnum, Latin American, Balanced and Multi-Asset-Class Portfolios.

Dated September 2, 1999 for the Active International Allocation Portfolio.

Dated December 1, 1999 for the
Technology Portfolio.

Investment Policies

The following table provides additional information about the Portfolios' investment policies. Certain terms below have initial capital letters. These terms are described under "Instruments and Strategies."

Fixed Income Portfolio    Under normal circumstances, the Portfolio will
                          invest at least 65% of its total assets in Fixed
                          Income Securities, not more than 20% of which will be below investment grade (commonly referred to as high yield securities or junk bonds). The Portfolio may invest up to 50% of its assets in Mortgage-
                          Backed Securities.

High Yield Portfolio      Under normal circumstances, the Portfolio will
                          invest at least 65% of its total assets in High
                          Yield Securities.

Core Equity Portfolio
                          Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs). The Portfolio will purchase Equity Securities of issuers with a market capitalization of generally greater than $1 billion.

Equity Growth Portfolio   Under normal circumstances, the Portfolio will
                          invest at least 65% of its total assets in Equity
                          Securities.

Value Portfolio
                          Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs).

Mid Cap Growth            Under normal circumstances, the Portfolio will
Portfolio                 invest at least 65% of its total assets in Equity
                          Securities of smaller and medium-size companies. The
                          Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs).

Mid Cap Value Portfolio
                          Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Equity Securities of mid-cap companies deemed to be under-valued. The Portfolio may invest up to 5% of its total assets in Foreign Equities (other than ADRs).

U.S. Real Estate          Under normal circumstances, at least 65% of the
Portfolio                 Portfolio's total assets will be invested in income
                          producing Equity Securities of U.S. and non-U.S.
                          companies principally engaged in the U.S. real estate industry.

International Fixed
Income Portfolio          Under normal circumstances, at least 95% of the
                          fixed income securities in which the Portfolio will invest will be Investment Grade Securities. The
                          Portfolio's average weighted maturity ordinarily will exceed five years and will usually be between three and fifteen years. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in Fixed Income Securities of issuers in at least three countries other than the United States, including Emerging Market Country Securities.
                          Derivatives may be used to represent country investments.

Emerging Markets Debt     Under normal circumstances, the Portfolio will
Portfolio                 invest at least 65% of its total assets in
                          government Fixed Income Securities, including Loan
                          Participations and Assignments between governments and financial institutions, securities issued by government owned, controlled or sponsored entities and securities of entities organized to restructure outstanding debt of such issuers. The Portfoilio may also invest in Fixed Income Securities of corporate issuers located in or organized under the laws of emerging market countries. The Portfolio may also invest up to 5% of its total assets in Mortgage-
                          Backed Securities, Collateralized Mortgage
                          Obligations and in other Asset-Backed Securities issued by non-governmental entities, such as banks and other financial institutions.

Global Equity Portfolio
                          Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in Equity Securities. In addition, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in the Common Stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States.

International Magnum      Under normal circumstances, at least 65% of the
Portfolio                 total assets of the Portfolio will be invested in
                          Equity Securities of issuers in at least three different EAFE countries. The Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in non-EAFE countries.

Emerging Markets Equity   Under normal circumstances, at least 65% of the
Portfolio                 Portfolio's total assets will be invested in
                          Emerging Market Country Equity Securities.

Asian Equity Portfolio
                          Under normal circumstances, the Portfolio will invest at least 65% of the total assets of the Portfolio in Equity Securities of Asian issuers (excluding Japanese issuers).

Latin American            The Portfolio expects, under normal circumstances,
Portfolio                 to have at least 55% of its total assets invested in
                          listed Equity Securities of issuers in these four countries: Argentina, Brazil, Chile and Mexico.

Active International
Allocation Portfolio      Under normal circumstances, at least 65% of the
                          total assets of the Portfolio will be invested in Equity Securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Balanced Portfolio        Under normal circumstances, the Portfolio will
                          invest at least 65% of its total assets in issuers located in at least three countries, including the United States. The Portfolio will purchase Equity
                          Securities of issuers with a market capitalization of generally greater than $1 billion.

Multi-Asset-Class
Portfolio                 Under normal circumstances, the Portfolio will
                          invest at least 65% of its total assets in issuers located in at least three countries, including the United States. The Portfolio will purchase Equity
                          Securities of issuers with a market capitalization of generally greater than $1 billion.

Technology Portfolio      Under normal circumstances, at least 65% of the
                          total assets of the Portfolio will be invested in Equity Securities of companies that MSDW Investment
                          Management expects to benefit from their involvement in technology and technology-related industries.

Investments and Strategies

  This Statement of Additional Information provides additional information about the investment policies and operations of the Fund and its investment portfolios (each a "Portfolio"). MSDW Investment Mangement or MAS act as investment adviser to each Portfolio. Under the supervision of MSDW Investment Management, Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") acts as investment sub-adviser to the Money Market Portfolio. References to MSDW Investment Management, when used in connection with its activities as investment adviser, include MSDW Advisors acting under its supervision.

The following tables summarize the permissible strategies and investments for each Portfolio. These tables should be used in conjunction with the investment summaries for each Portfolio in order to provide a complete description of such Portfolio's investment policies.

U.S. FIXED INCOME PORTFOLIOS

                                                             Fixed  High  Money
                                                             Income Yield Market
                                                             ------ ----- ------
STRATEGIES:
  Emerging Markets Investing................................           x
  Foreign Fixed Income Investing............................    x      x
  Foreign Investing.........................................    x      x
  High Yield Investing......................................    x      x
  Maturity and Duration Management..........................    x      x
  Mortgage Investing........................................    x      x
  Value Investing...........................................    x      x
EQUITY SECURITIES:..........................................
  Common Stocks.............................................
  Depositary Receipts.......................................
  Investment Company Securities.............................    x      x     x
  Limited Partnerships......................................
  REITs.....................................................
  Rights....................................................
  Warrants..................................................
FIXED INCOME SECURITIES:....................................
  Agencies..................................................    x      x     x
  Asset-Backed Securities...................................    x      x     x
  Cash Equivalents..........................................    x      x     x
  Commercial Paper..........................................    x      x     x
  Corporates................................................    x      x     x
  Floaters..................................................    x      x     x
  High Yield Securities.....................................    x      x
  Inverse Floaters..........................................    x      x
  Investment Grade Securities...............................    x      x     x
  Loan Participations and Assignments.......................    x      x
  Money Market Instruments..................................    x      x     x
  Mortgage Related Securities...............................    x      x     x
  --CMOs....................................................    x      x
  --MBSs....................................................    x      x
  --SMBSs...................................................    x      x
  Municipals................................................    x      x     x
  Repurchase Agreements.....................................    x      x     x
  Temporary Investments.....................................    x      x     x
  U.S. Government Securities................................    x      x     x
  Yankee Dollar Obligations.................................    x      x
  Zero Coupons, Pay-In-Kind Securities
   or Deferred Payment Securities...........................    x      x     x

                                              Fixed  High
                                              Income Yield    Money Market
                                              ------ -----    ------------
FOREIGN INVESTMENT:..........................
  Brady Bonds................................    x      x
  Emerging Market Country Securities.........           x
  Foreign Bonds..............................    x      x
  Foreign Currency Transactions..............    x      x
  Foreign Equity Securities..................           x
  Investment Funds...........................    x      x
  Russian Equity Securities..................
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
  Borrowing for Investment Purposes..........
  Convertible Securities.....................    x      x
  Loans of Portfolio Securities..............    x      x           x
  Non-Publicly Traded Securities,
   Private Placements and Restricted             x      x           x
   Securities................................              (Private Placements)
  Preferred Stocks...........................    x      x
  Reverse Repurchase Agreements..............    x      x           x
  Short Sales................................    x      x
  Structured Investments.....................    x      x           x
  Temporary Borrowing........................    x      x           x
  When-Issued and Delayed Delivery
   Securities................................    x      x
DERIVATIVES:.................................
  Foreign Currency Forward Contracts.........    x      x
  Futures and Forward Contracts..............    x      x
  Options....................................    x      x
  Swaps, Caps, Collars and Floors............    x      x

U.S. EQUITY PORTFOLIOS

                           Core  Equity Mid Cap Mid Cap               U.S.
                          Equity Growth Growth   Value  Technology Real Estate Value
                          ------ ------ ------- ------- ---------- ----------- -----
STRATEGIES:
  Emerging Markets
   Investing............                                    x
  Core Equity
   Investing............    x                               x
  Foreign Investing.....    x      x       x       x        x           x        x
  Growth Stock
   Investing............           x       x
  Real Estate
   Investing............                                                x
  Value Stock
   Investing............                           x                             x
EQUITY SECURITIES:
  Common Stocks.........    x      x       x       x        x           x        x
  Depositary Receipts...    x      x       x       x        x           x        x
                          (ADRs          (ADRs   (ADRs                         (ADRs
                          ONLY)          ONLY)   ONLY)                         ONLY)
  Investment Company
   Securities...........    x      x       x       x        x           x        x
  Limited Partnerships..                                    x
  Rights................    x      x       x       x        x           x        x
  REITS.................                                                x
  Specialized Ownership
   Vehicles.............                                                x
  Warrants..............    x      x       x       x        x           x        x
FIXED INCOME SECURITIES:
  Agencies..............    x      x               x        x           x        x
  Asset-Backed
   Securities...........
  Cash Equivalents......    x      x       x       x        x           x        x

                          Core  Equity Mid Cap Mid Cap               U.S.
                         Equity Growth Growth   Value  Technology Real Estate Value
                         ------ ------ ------- ------- ---------- ----------- -----
  Commercial Paper......   x      x       x       x        x           x        x
  Corporates............   x      x               x        x           x        x
  Floaters..............
  High Yield
   Securities...........                                   x
  Inverse Floaters......
  Investment Grade
   Securities...........   x      x       x       x        x           x        x
  Loan Participations
   and Assignments......
  Money Market
   Instruments..........   x      x       x       x        x           x        x
  Mortgage Related
   Securities...........
  --CMOs................
  --MBSs................
  --SMBSs...............
  Municipals............
  Repurchase
   Agreements...........   x      x       x       x        x           x        x
  Temporary
   Investments..........   x      x       x       x        x           x        x
  U.S. Government
   Securities...........   x      x       x       x        x           x        x
  Yankee Dollar
   Obligations..........          x                        x
  Zero Coupons, Pay-In-
   Kind Securities or
   Deferred Payment
   Securities...........   x      x       x       x        x           x        x
  FOREIGN INVESTMENT:
  Brady Bonds...........
  Emerging Market
   Country Securities...                                   x           x
  Eurodollar
   Obligations..........                                   x
  Foreign Bonds.........   x              x       x        x           x        x
  Foreign Currency
   Transactions.........   x      x       x       x        x           x        x
  Foreign Equity
   Securities...........   x      x       x       x        x           x        x
  Investment Funds......          x                        x           x
  Russian Equity
   Securities...........
  OTHER SECURITIES AND
   INVESTMENT
   TECHNIQUES:
  Borrowing for
   Investment Purposes..                                   x
  Convertible
   Securities...........   x      x       x       x        x           x        x
  Loans of Portfolio
   Securities...........   x      x       x       x        x           x        x
  Non-Publicly Traded
   Securities, Private
   Placements and
   Restricted
   Securities...........   x      x       x       x        x           x        x
  Preferred Stocks......   x      x       x       x        x           x        x
  Reverse Repurchase
   Agreements...........   x              x       x        x                    x
  Short Sales...........   x              x       x        x                    x
  Structured
   Investments..........          x                        x           x
  Temporary Borrowing...   x      x       x       x        x           x        x
  When-Issued and
   Delayed Delivery
   Securities...........   x      x       x       x        x           x        x
  DERIVATIVES:
  Foreign Currency
   Forward Contracts....   x      x       x       x        x           x        x
  Futures and Forward
   Contracts............   x      x       x       x        x           x        x
  Options...............   x      x       x       x        x           x        x
  Swaps, Caps, Collars
   and Floors...........   x      x       x       x        x           x        x

GLOBAL PORTFOLIOS

                             Active            Emerging Emerging
                          International Asian  Markets  Markets  Global International International  Latin
                           Allocation   Equity   Debt    Equity  Equity Fixed Income     Magnum     American
                          ------------- ------ -------- -------- ------ ------------- ------------- --------
STRATEGIES:
  Emerging Markets
   Investing............        x         x       x        x                  x                        x
  Foreign Fixed Income
   Investing............        x         x       x        x       x          x             x          x
  Foreign Investing.....        x         x       x        x       x          x             x          x
  High Yield Investing..                          x        x                  x                        x
  Maturity and Duration
   Management...........                                                      x
  Mortgage Investing....                                                      x
  Value Investing.......                                                      x
EQUITY SECURITIES:
  Common Stocks.........        x         x                x       x                        x          x
  Depositary Receipts...        x         x       x        x       x                        x          x
  Investment Company
   Securities...........        x         x       x        x       x          x             x          x
  Limited Partnerships..
  Rights................        x         x       x        x       x                        x          x
  Warrants..............        x         x       x        x       x                        x          x
FIXED INCOME SECURITIES:
  Agencies..............        x         x       x        x       *          x             x          x
  Asset-Backed
   Securities...........                          x                           x
  Cash Equivalents......        x         x       x        x       x          x             x          x
  Commercial Paper......        x         x       x        x       x          x             x          x
  Corporates............        x         x       x        x       *          x             x          x
  Floaters..............                          x                           x
  High Yield
   Securities...........                          x        x                  x                        x
  Inverse Floaters......                          x                           x
  Investment Grade
   Securities...........        x         x       x        x       x          x             x          x
  Loan Participations
   and Assignments......                          x        x                                           x
  Money Market
   Instruments..........        x         x       x        x       x          x             x          x
  Mortgage Related
   Securities...........                          x                           x
  --CMOs................                          x                           x
  --MBSs................                          x                           x
  --SMBSs...............                          x                           x
  Municipals............                          x                           x
  Repurchase
   Agreements...........        x         x       x        x       x          x             x          x
  Temporary
   Investments..........        x         x       x        x       x          x             x          x
  U.S. Government
   Securities...........        x         x       x        x       *          x             x          x
  Yankee Dollar
   Obligations..........        x                 x                           x             x
  Zero Coupons, Pay-In-
   Kind Securities or
   Deferred Payment
   Securities...........        x         x       x        x                  x             x          x
FOREIGN INVESTMENT:
  Brady Bonds...........        x         x       x        x                  x             x          x
  Emerging Market
   Country Securities...        x         x       x        x       x          x             x          x
  Eurodollar
   Obligations..........        x         x       x        x       x          x             x          x
  Foreign Bonds.........        x         x       x        x       x          x             x          x
  Foreign Currency
   Transactions.........        x         x       x        x       x          x             x          x
  Foreign Equity
   Securities...........        x         x       x        x       x                        x          x
  Investment Funds......        x         x       x        x       x          x             x          x
  Russian Equity
   Securities...........                          x        x

                            Active            Emerging Emerging
                         International Asian  Markets  Markets  Global International International  Latin
                          Allocation   Equity   Debt    Equity  Equity Fixed Income     Magnum     American
                         ------------- ------ -------- -------- ------ ------------- ------------- --------
OTHER SECURITIES AND
 INVESTMENT TECHNIQUES:
  Borrowing for
   Investment Purposes..                         x                                                    x
  Convertible
   Securities...........       x         x       x        x       x          x             x          x
  Loans of Portfolio
   Securities...........       x         x       x        x       x          x             x          x
  Non-Publicly Traded
   Securities, Private
   Placements and
   Restricted
   Securities...........       x         x       x        x       x          x             x          x
  Preferred Stocks......       x         x       x        x       x          x             x          x
  Reverse Repurchase
   Agreements...........                         x                                                    x
  Short Sales...........                         x                           x                        x
  Structured
   Investments..........       x         x       x        x       x          x             x          x
  Temporary Borrowing...       x         x       x        x       x          x             x          x
  When-Issued and
   Delayed
   Delivery Securities..       x         x       x        x       x          x             x          x
DERIVATIVES:
  Foreign Currency
   Forward Contracts....       x         x       x        x       x          x             x          x
  Futures and Forward
   Contracts............       x         x       x        x       x          x             x          x
  Options...............       x         x       x        x       x          x             x          x
  Swaps, Caps, Collars
   and Floors...........       x         x       x        x       x          x             x          x

-------
* This Portfolio may invest in certain U.S. Government Securities, Agencies and Corporate Debt as described under Money Market Instruments and Temporary Investments.

ASSET ALLOCATION PORTFOLIOS

                                                                     MULTI-ASSET-
                                                          BALANCED      CLASS
                                                         ----------  ------------
STRATEGIES:
  Asset Allocation Management...........................     x            x
  Core Equity Investing.................................     x            x
  Emerging Markets Investing............................     x            x
  Fixed Income and Asset Allocation.....................     x            x
  Foreign Fixed Income Investing........................     x            x
  Foreign Investing.....................................     x            x
  High Yield Investing..................................     x            x
  International Equity Investing........................     x            x
  Maturity and Duration Management......................     x            x
  Mortgage Investing....................................     x            x
  Value Investing.......................................     x            x
EQUITY SECURITIES:
  Common Stocks.........................................     x            x
  Depositary Receipts...................................     x            x
                                                         (ADRs ONLY)  (ADRs ONLY)
  Investment Company Securities.........................     x            x
  Limited Partnerships..................................
  REITs.................................................
  Rights................................................     x            x
  Warrants..............................................     x            x

                                                                    MULTI-ASSET-
                                                           BALANCED    CLASS
                                                           -------- ------------
FIXED INCOME SECURITIES:
  Agencies................................................    x          x
  Asset-Backed Securities.................................    x          x
  Cash Equivalents........................................    x          x
  Commercial Paper........................................    x          x
  Corporate Bonds.........................................    x          x
  Floaters................................................    x          x
  High Yield Securities...................................    x          x
  Inverse Floaters........................................    x          x
  Investment Grade Securities.............................    x          x
  Loan Participations and Assignments.....................    x          x
  Money Market Instruments................................    x          x
  Mortgage Related Securities.............................    x          x
  --CMOs..................................................    x          x
  --MBSs..................................................    x          x
  --SMBSs.................................................    x          x
  Municipals..............................................    x          x
  Repurchase Agreements...................................    x          x
  Temporary Investments...................................    x          x
  U.S. Government Securities..............................    x          x
  Yankee Dollars..........................................    x          x
  Zero Coupons, Pay-In-Kind Securities
   or Deferred Payment Securities.........................    x          x
FOREIGN INVESTMENT:
  Brady Bonds.............................................    x          x
  Emerging Market Country Securities......................    x          x
  Foreign Bonds...........................................    x          x
  Foreign Currency Transactions...........................    x          x
  Foreign Equity Securities...............................    x          x
  Investment Funds........................................    x          x
  Russian Equity Securities...............................
OTHER SECURITIES AND INVESTMENT TECHNIQUES:
  Borrowing for Investment Purposes.......................
  Convertible Securities..................................    x          x
  Loans of Portfolio Securities...........................    x          x
  Non-Publicly Traded Securities,
   Private Placements and Restricted Securities...........    x          x
  Preferred Stocks........................................    x          x
  Reverse Repurchase Agreements...........................    x          x
  Short Sales.............................................    x          x
  Structured Investments..................................    x          x
  Temporary Borrowing.....................................    x          x
DERIVATIVES:
  Foreign Currency Forward Contracts......................    x          x
  Futures and Forward Contracts...........................    x          x
  Options.................................................    x          x
  Swaps...................................................    x          x

Investment Strategies

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. In its twenty-five year history of managing balanced accounts, MAS has developed strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis. Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

Emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed-income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities than when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a Portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures & options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and Foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since foreign bonds and foreign equities may be denominated in foreign currencies, and since a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: The Adviser focuses on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities," below, for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed-income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: As described in the prospectus, certain Portfolios may invest greater than 50% of their assets, and other Portfolios also may invest, in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Real Estate Investing: Investments in securities of issuers engaged in the real estate industry, entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios' investments.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: The Adviser emphasizes common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings ratios and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

Equity Securities

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

ADRs. For information concerning American Depositary Receipts ("ADRs"), see "Depositary Receipts" below.

Common Stocks. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying

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unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities. Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an underlying fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. To the extent a Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Portfolio also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

REITs. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in any of the Portfolios, by investing in REITs indirectly through the Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's Common Stock at the time of a new issuance, usually at a price below the initial offering price of the Common Stock and before the Common Stock is offered to the general public. Rights are usually freely transferrable. The risk of investing in a Right is that the Right may expire prior to the market value of the Common Stock exceeding the price fixed by the Right.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolios may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatoy or tax implications for a Portfolio and, to the extent such vehicles are structured similarly to investment funds, may cause the Portfolios' shareholders to indirectly bear certain certain additional operating expenses.

Warrants. Warrants give holders the right, but not the obligation, to buy Common Stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferrable. The risk of investing in a Warrant is that the Warrant may expire prior to the market value of the Common Stock exceeding the price fixed by the Warrant.

Fixed Income Securities

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a Fixed Income Security on a present value basis. The duration of a Fixed Income Security ordinarily is shorter than its maturity.

Agencies. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

Asset-Backed Securities. Asset-Backed Securities ("ABSs") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying ABSs tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on ABSs and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of ABSs will be based on the expected average life of the instrument. In selecting these securities, the Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A Portfolio may invest in obligations of U.S. banks, of foreign branches of U.S. banks (Eurodollars) and of U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of the Prospectus.

A Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other fixed income securities which the Portfolio may purchase.

(2) Commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch).

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

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

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6)  Repurchase agreements collateralized by securities listed above; and

(7) The Money Market Portfolio's investments are limited by the requirements of Rule 2a-7 under the 1940 Act.

Commercial paper refers to short-term fixed income securities with maturities ranging from 2 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Corporates. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Floaters. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

High Yield Securities. High Yield Securities are generally considered to include Fixed Income Securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody's or BB through D by S&P) and unrated securities considered to be of equivalent quality. High Yield Securities are not considered investment grade and are commonly referred to as junk bonds or high yield, high risk securities.

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

Inverse Floaters. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

Investment Grade Securities. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

Loan Participations and Assignments. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

A Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing a Portfolio's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Money Market Instruments. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Advisers look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or be deemed by the Advisers to be of comparable investment quality.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities may include CMOs and ABSs issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Municipals. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes and in certain instances, from state and local taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Repurchase Agreements. Repurchase Agreements are transactions in which a Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit a Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order expected to be issued by the SEC, the Portfolios managed by an Adviser may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by that Adviser. By entering into Repurchase Agreements on a joint basis, the Portfolios expect to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that Portfolio's percentage share in the total Repurchase Agreement. The Portfolios' ability to invest in Repurchase Agreements on a joint basis will be contingent upon issuance of the order by the SEC described above.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, each Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the

U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. Government Securities. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

Yankee Dollar Obligations. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolios may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Zero Coupons. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Foreign Investment

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of a Portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Brady Bonds. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolios will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Emerging Market Country Securities. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration of approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Eurodollar Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Eurodollar obligations are subject to the same risks as domestic issues and are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Foreign Bonds. Foreign Bonds are Fixed Income Securities issued by a foreign government or a private issuer in a foreign country.

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolios, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolios also may manage their foreign currency transactions by entering into foreign currency forward contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Foreign Equity Securities. Foreign Equity Securities are Equity Securities of an issuer in a foreign country.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through Investment Funds that have been specifically authorized. A Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

Russian Equity Securities. The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of Equity Securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940
Act) and
the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by Russian law to employ an independent registrar, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Portfolio from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian Securities by the Portfolio if the company deems a purchaser unsuitable, which may expose the Portfolio to potential loss on its investment.

In light of the risks described above, the Board Directors of the Fund has approved certain procedures concerning the Fund's investments in Russian Securities. Among these procedures is a requirement that a Portfolio will not invest in the Equity Securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Other Securities and Investment Techniques

Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Portfolios authorized to borrow will do so only when the Advisers believe that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. Each Portfolio that engages in borrowing expects that all of its borrowing will be made on a secured bases. The Portfolio will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

Loans of Portfolio Securities. Each Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Non-Publicly Traded Securities, Private Placements and Restricted
Securities. The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

As a general matter, a Portfolio may not invest more than 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Reverse Repurchase Agreements. Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Short Sales. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risk and special considerations. If the Advisers incorrectly predict that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Investments. Structured Investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount a Portfolio receives when it sells a Structured

Investment or at maturity of a Structured Investment is not fixed, but is based on the price of the underlying security or index. Particular Structured Investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of Structured Investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed income and equity securities and capital markets generally. Structured Investments also may trade differently from their underlying securities. Structured Investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of Structured Investments, making high volume trades possible only with discounting.

Structured Investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics. The following sections describe four of the more common types of Structured Investments. The Portfolios may invest in other Structured Investments, including those that may be developed in the future, to the extent that the Structured Investments are otherwise consistent with a Portfolio's investment objective and policies.

Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Temporary Borrowing. Each Portfolio is permitted to borrow from banks (and in the case of the Technology Portfolio from banks and other entities) for extraordinary or emergency purposes. For example, the Portfolios may borrow for temporary defensive purposes or to meet shareholder redemptions when the Advisers believe that it would not be in the best interests of a Portfolio to liquidate portfolio holdings. A Portfolio will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolios together with other investment companies advised by the Advisers or their affiliates may enter into a joint line of credit arrangement with a bank. Each Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

When-Issued and Delayed Delivery Securities. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time a Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When a Portfolio agrees to purchase When-Issued or delayed delivery securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.

Derivatives

The Portfolios are permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolios. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). Each of the Equity Growth, U.S. Real Estate, Emerging Markets Debt, Global Equity, International Magnum, Emerging Markets Equity, Asian Equity, Latin American, Active International Allocation and Technology Portfolios will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate national amount of outstanding derivatives. The Fixed Income, High Yield, Core Equity, Value, Mid Cap Growth, Mid Cap Value, International Fixed Income, Balanced and Multi-Asset-Class

Portfolios will not enter into futures to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolios' investments in forwards or other derivatives used for hedging purposes are not subject to the foregoing limits.

The term hedging, generally, means that a Portfolio is using a derivative product as a way to reduce or limit risk. For example, a Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or a Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolios also may use certain complex hedging techniques. For example, a Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forwards or other derivative products for hedging purposes.

The Portfolios may use derivative products under a number of different circumstances to further their investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. A Portfolio may use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolios also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by a Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. The Portfolios will not use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Portfolio's investment policies, and then only in a manner consistent with such policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios will be less favorable than it would have been in these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

Foreign Currency Forward Contracts. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. The Portfolios may enter into foreign currency forward contracts in many circumstances. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. For example, when any of the Portfolios anticipates that the currency of a particular foreign country may suffer a decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. Similarly, when any of the Portfolios anticipates that the U.S. dollar may suffer a decline against a foreign currency it may enter into a foreign currency forward contract to buy that currency for a fixed amount. However, it may not be practicable to hedge currency in all markets, particularly emerging markets.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Advisers believe that it is important to have the flexibility to enter into such forward contracts when each determines that it is in the best interests of a Portfolio. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them into a segregated account in an amount necessary to cover the Portfolio's obligations under such foreign currency forward contracts.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuation in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolios may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolios may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolios may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Forward Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolios may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolios will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolios may use futures contracts, forward contracts and related options are as follows:

The Portfolios may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Advisers, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolios may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with change in interest rates. The Portfolios may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

Gains and losses on future contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by a Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. A Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), each Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options. The Portfolios may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which such Portfolios may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

Each Portfolio may purchase put and call options. Purchasing a put option gives a Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

Each Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. A Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, a Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, a Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolios may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Advisers and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolios' use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Swaps, Caps, Collars and Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolios, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. A Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. A Portfolio that enters into a swap transaction bears the risk of default, i.e. nonpayment, by the other party. The guidelines under which each Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, a Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, a Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, a Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss will consist of the payments that a Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, a Portfolio may have contractual remedies under the agreements related to the transaction.

Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative charges or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately, rather than to the Fund as a whole.

Qualification as a Regulated Investment Company

The Fund intends that each of its Portfolios qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Portfolio must, among other things,
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to security loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.
S. Government securities, securities or other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U. S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, each Portfolio must distribute at least 90% of each Portfolio's net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

Some of the Portfolios may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income a Portfolio must distribute to satisfy the Distribution Requirement. In some cases, a Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although each Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

For certain transactions, each Portfolio is required for federal income tax purposes to recognize as gain or loss its net unrealized gains or losses on forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

Short sales engaged in by a Portfolio may reduce the holding period of property held by a Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

Each Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by a Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Federal Excise Tax

If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), such Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

Foreign Income Taxes

Each Portfolio that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Portfolio's assets to be invested within various countries is not known.

If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders would be required to (i) include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Portfolio; (ii) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use such share (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). In determining the source and character of distributions received from a Portfolio for purposes of the foreign tax credit limitation rules of the Code, shareholders would, if that Portfolio makes the Foreign Tax Election, be required to treat their pro-rata shares of such foreign taxes and allocable portions of Portfolio distributions as foreign source income.

Purchase of the Shares of the Portfolios

Shares of the Portfolios will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains of Portfolios of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Portfolio.

Purchase of Shares

The purchase price of each Portfolio of the Fund, except the Money Market Portfolio, is the net asset value next determined after the order is received. For each Portfolio of the Fund other than the Money Market Portfolio, an order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 pm Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the close of the NYSE on such day. Shares of the Money Market Portfolio may be purchased at the net asset value per share at the price next determined after Federal Funds are available to such Portfolio. Shares of each Portfolio may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and typically on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Fund may accept late day orders from participating insurance companies. In a late day order, all orders received by a participating insurance company on a business day are aggregated and the insurance company places a net purchase or redemption order for shares of one or more Portfolios the morning of the next business day. These orders are normally executed at the NAV that was computed at the close of the previous day.

Each Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

Redemption of Shares

Redemptions. Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

Distributions In Kind. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of a Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay a portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

Investment Limitations

Fundamental Limitations

Each current Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. Each Portfolio of the Fund will not:

(1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities);

(2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4) except with respect to the International Fixed Income, Emerging Markets Equity, Emerging Markets Debt, International Magnum, Latin American, U.S. Real Estate and Technology Portfolios (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5) issue senior securities and will not borrow, except from banks (and in the case of the Technology Portfolio from banks and other entities) in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

(6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (in the case of the Money Market Portfolio) instruments issued by U.S. banks; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) ABSs will be classified according to the underlying assets securing such securities; and provided further that the U.S. Real Estate Portfolio may invest more than 25% of its total assets in the U.S. real estate industry; the Latin American Portfolio may invest more than 25% of its assets in securities of companies in the telecommunications industry or financial services industry; and the Technology Portfolio may invest more than 25% of its assets in securities of companies in the technology or technology related industries.

In accordance with Fundamental Restriction No. (7), the Latin American Portfolio will only invest more than 25% of its total assets in companies involved in the telecommunications industry or financial services industry if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industries and that, in light of the anticipated return, investment quality, availability and liquidity of the issuers in such industries, the Portfolio's ability to achieve its investment objective would, in light of the investment policies and limitations, be materially adversely affected if the Portfolio was not able to invest greater than 25% of its total assets in such industries. The Board of Directors has made the foregoing determination with respect to the telecommunications industry and, accordingly, the Latin American Portfolio will invest between 25% and 40% of its assets in securities of issuers engaged in the telecommunications industry.

Non-fundamental Limitations

In addition, each current Portfolio of the Fund has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. Each current Portfolio of the Fund will not:

(1) sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2) invest for the purpose of exercising control over management of any company;

(3) invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(4) invest more than an aggregate or 15% of the net assets of the Portfolio (10% in the case of the Money Market Portfolio), determined at the time of investment, in illiquid securities;

(5) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions and, in the case of the High Yield Portfolio, institutional investors, so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(6) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; and

(7) except in the case of the Emerging Markets Debt, Latin American and Technology Portfolios, borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

Each of the International Fixed Income, Emerging Markets Debt, Emerging Markets Equity, International Magnum, Latin American, U.S. Real Estate and Technology Portfolios will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

In addition, Section 817(h) of the Internal Revenue Code requires that the assets of each Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), each Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

Determining Maturities of Certain Instruments

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities. In addition, for securities that are subject to prepayments, the weighted average life of the security will be used in the weighted average maturity calculation instead of the stated maturity date on the instrument. The weighted average life of a security takes into consideration the impact of prepayments on the length of time the security will be outstanding and typically indicates an actual maturity that is shorter than the maturity date stated on the face of the instrument.

Management of the Fund

Officers and Directors

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Advisers or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's advisers, distributor or administrators. The other Directors have no affiliation with the Fund's advisers, distributor or administrators. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

     Name, Address and
       Date of Birth              Position with Fund          Principal Occupation During Past Five Years
     -----------------       ----------------------------     -------------------------------------------
Barton M. Biggs*             Chairman and Director         Chairman, Director and Managing Director of Morgan
Morgan Stanley Dean Witter                                 Stanley Dean Witter Investment Management Inc. and
Investment Management                                      Morgan Stanley Dean Witter Investment Management
1221 Avenue of the Americas                                Limited; Managing Director of Morgan Stanley & Co.
New York, NY 10020                                         Incorporated; Member of the Yale Development
11/26/32                                                   Board; Chairman and Director of various U.S.
                                                           registered investment companies managed by Morgan
                                                           Stanley Dean Witter Investment Management Inc.

Michael F. Klein*            Director and President        Principal of Morgan Stanley & Co. Incorporated and
Morgan Stanley Dean Witter                                 Morgan Stanley Dean Witter Investment Management
Investment Management                                      Inc.; President and Officer of various U.S.
1221 Avenue of the Americas                                registered investment companies managed by Morgan
New York, NY 10020                                         Stanley Dean Witter Investment Management Inc.
12/12/58                                                   Previously practiced law with the New York law
                                                           firm of Rogers & Wells.

John D. Barrett, II          Director                      Chairman and Director of Barrett Associates, Inc.
Barrett Associates Inc.                                    (investment counseling); Director of the Ashforth
521 Fifth Avenue                                           Company (real estate); Director of Morgan Stanley
New York, NY 10135                                         Dean Witter Institutional Fund, Inc. and Morgan
8/21/35                                                    Stanley Dean Witter Strategic Adviser Fund, Inc.

Gerard E. Jones              Director                      Partner in Richards & O'Neil LLP (law firm);
Richards & O'Neil LLP                                      Director of Morgan Stanley Dean Witter
43 Arch Street                                             Institutional Fund, Inc. and Morgan Stanley Dean
Greenwich, CT 06830                                        Witter Strategic Adviser Fund, Inc.
1/23/37

Andrew McNally IV            Director                      Director of Mercury Finance (consumer finance);
333 North Michigan Avenue                                  Zenith Electronics, Hubbell, Inc. (industrial
Suite 501                                                  electronics); Director of Morgan Stanley Dean
Chicago, IL 60601                                          Witter Institutional Fund, Inc. and Morgan Stanley
11/11/39                                                   Dean Witter Strategic Adviser Fund, Inc.; Formerly
                                                           Chairman and Chief Executive Officer of Rand
                                                           McNally & Company (publishing).

Samuel T. Reeves             Director                      Chief Executive Officer, Pinnacle Trading LLC
8211 North Fresno Street                                   (investments); Director of Morgan Stanley Dean
Fresno, CA 93720                                           Witter Institutional Fund, Inc. and Morgan Stanley
7/28/34                                                    Dean Witter Strategic Adviser Fund, Inc. and
                                                           Morgan Stanley Dean Witter India Investment Fund,
                                                           Inc.

Fergus Reid                  Director                      Chairman and Chief Executive Officer of LumeLite
85 Charles Colman Blvd                                     Plastics Corporation (injection molding); Trustee
Pawling, NY 12564                                          and Director of Vista Mutual Fund Group; Director
8/12/32                                                    of Morgan Stanley Dean Witter Institutional Fund,
                                                           Inc. and Morgan Stanley Dean Witter Strategic
                                                           Adviser Fund, Inc. and Morgan Stanley Dean Witter
                                                           India Investment Fund, Inc.

Frederick O. Robertshaw      Director                      Of Counsel, Copple, Chamberlin & Boehm, P.C.;
2025 North Third Street                                    Formerly, of Counsel, Bryan, Cave LLP (law firms);
Suite 300                                                  Director of Morgan Stanley Dean Witter
Phoenix, AZ 85004                                          Institutional Fund, Inc. and Morgan Stanley Dean
1/24/34                                                    Witter Strategic Adviser Fund, Inc.

     Name, Address and
       Date of Birth             Position with Fund       Principal Occupation During Past Five Years
     -----------------       --------------------------   -------------------------------------------

Harold J. Schaaff, Jr.       Vice President             Principal of Morgan Stanley & Co. Incorporated
Morgan Stanley Dean Witter                              and Morgan Stanley Dean Witter Investment
Investment Management                                   Management Inc.; General Counsel and Secretary
1221 Avenue of the Americas                             of Morgan Stanley Dean Witter Investment
New York, NY 10020                                      Management Inc.; Vice President of various U.S.
6/10/60                                                 registered investment companies managed by
                                                        Morgan Stanley Dean Witter Investment Management
                                                        Inc.

Joseph P. Stadler            Vice President             Principal of Morgan Stanley & Co. Incorporated
Morgan Stanley Dean Witter                              and Morgan Stanley Dean Witter Investment
Investment Management                                   Management Inc.; Previously with Price
1221 Avenue of the Americas                             Waterhouse LLP (now PricewaterhouseCoopers LLP)
New York, NY 10020                                      (accounting); Vice President of various U.S.
6/7/54                                                  registered investment companies managed by
                                                        Morgan Stanley Dean Witter Investment Management
                                                        Inc.
Richard J. Shoch             Vice President             Vice President of Morgan Stanley Dean Witter &
Miller Anderson & Sherrerd,                             Co.; Fund Administration Manager, Miller
LLP                                                     Anderson & Sherrerd, LLP; Secretary of MAS
One Tower Bridge                                        Funds; formerly Fund Legal Administrator and
West Conshohocken, PA 19428                             then Counsel, Vice President and Assistant
10/28/66                                                Secretary, SEI Corporation.

Stefanie V. Chang            Vice President             Vice President of Morgan Stanley & Co.
Morgan Stanley Dean Witter                              Incorporated and Morgan Stanley Dean Witter
Investment Management                                   Investment Management Inc.; Vice President of
1221 Avenue of the Americas                             various U.S. registered investment companies
New York, NY 10020                                      managed by Morgan Stanley Dean Witter Investment
11/30/66                                                Management Inc. Previously practiced law with
                                                        the New York law firm of Rogers & Wells.

James A. Gallo               Vice President             Vice President of Morgan Stanley Dean Witter &
Miller Anderson & Sherrerd,                             Co.; Head of Fund Administration, Miller
LLP                                                     Anderson & Sherrerd, LLP; Vice President and
One Tower Bridge                                        Treasurer MAS Funds; formerly Manager, Internal
West Conshohocken, PA 19428                             Accounting and then Vice President and Director
6/18/64                                                 of Investment Accounting, PFPC, Inc.

Belinda A. Brady             Treasurer                  Fund Administration Manager, Chase Global Funds
Chase Global Funds Services                             Services Company; Treasurer of various U.S.
Company                                                 registered investment companies managed by
73 Tremont Street                                       Morgan Stanley Dean Witter Investment Management
Boston, MA 02108-3913                                   Inc. Previously was senior auditor at Price
1/23/68                                                 Waterhouse LLP (now PricewaterhouseCoopers LLP).

Mary E. Mullin               Secretary                  Vice President of Morgan Stanley & Co.
Morgan Stanley Dean Witter                              Incorporated and Morgan Stanley Dean Witter
Investment Management Inc.                              Investment Management Inc.; Secretary of various
1221 Avenue of the Americas                             U.S. registered investment companies managed by
New York, NY 10020                                      Morgan Stanley Dean Witter Investment Management
3/22/67                                                 Inc. Previously practiced law with the New York
                                                        law firms of McDermott, Will & Emery and
                                                        Skadden, Arps, Slate, Meagher & Flom LLP.

Karl O. Hartmann             Assistant Secretary        Senior Vice President, Secretary and General
Chase Global Funds Services                             Counsel of Chase Global Funds Services Company;
Company                                                 Previously President, Secretary and General
73 Tremont Street                                       Counsel, Leland, O'Brien, Rubinstein Associates,
Boston, MA 02108-3913                                   Inc. (investments).
3/7/55

-------
* "Interested Person" within the meaning of the 1940 Act.

Remuneration of Directors and Officers

Members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Non-interested Directors") receive compensation from the Fund and from other investment companies advised by MSDW Investment Management or MAS (or by affiliated companies) (the Fund and such other investment companies are referred to as the "Fund Complex"). The open-end investment companies in the Fund Complex pay each of the Noninterested Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Noninterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Noninterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. For the fiscal year ended December 31, 1998, the Fund paid approximately $8,655 in Directors fees and expenses. Column (2) in the following table sets forth the portions of the annual aggregate compensation paid by the Fund to each Director for serving as a Director of the Fund for the fiscal year ended December 31, 1998. Column (5) in the table sets forth aggregate compensation paid by the Fund and Fund Complex to each Director during the fiscal year ended December 31, 1998. Compensation amounts do not include reimbursements of out-of-pocket expenses. Directors who are officers or otherwise "interested persons" receive no remuneration for their services as Directors. Directors and Officers of the Fund do not own shares of the Fund.

Compensation Table

                                                                       (5)
                                                                      Total
                                             (3)           (4)     Compensation
                                          Pension or    Estimated   From Fund
                              (2)         Retirement      Annual     and Fund
                           Aggregate   Benefits Accrued  Benefits    Complex
        (1)               Compensation as Part of Fund     Upon      Paid to
  Name of Director         From Fund       Expenses     Retirement  Directors
  ----------------        ------------ ---------------- ---------- ------------
Barton M. Biggs              $   0           $ 0           $ 0       $     0
Michael F. Klein                 0             0             0             0
John D. Barrett, II(a)       1,340             0             0        65,000(c)
Gerard E. Jones(a)           1,340             0             0        72,100(c)(d)
Andrew McNally, IV(a)(b)     1,545             0             0        81,808(c)
Samuel T. Reeves(a)(b)       1,545             0             0        95,078(c)
Fergus Reid(a)               1,340             0             0       107,774(c)(d)
Frederick O.                 1,545             0             0        75,000(c)
Robertshaw(a)(b)

-------
(a) Of the amounts payable to Messrs. Barrett, Jones, McNally, Reeves, Reid and Robertshaw, nothing was deferred pursuant to the Fund's deferred compensation plan in the fiscal year ended December 31, 1998.
(b) Member of Audit Committee of the Board of Directors of the Fund.
(c) Number of other investment companies in Fund Complex from whom Director received compensation: Mr. Barrett--2; Mr. Jones--3; Mr. McNally--2; Mr. Reeves--3; Mr. Reid--3; Mr. Robertshaw--2.
(d) Includes amounts paid for service as Director of a closed-end investment company in the Fund Complex, in addition to amounts paid by the open-end investment companies.

The Fund maintains an unfunded Deferred Compensation Plan which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for attending meetings of the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. Distributions generally are in the form of equal annual installments over a period of five years beginning on the first day of the year following the year in which the Director's service terminates, except that the Board of Directors, in its sole discretion, may accelerate or extend such distribution. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Code. The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics adopted by the Advisers (together, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Codes require, among other things, that personal securities transactions by employees of the Advisers be subject to an advance clearance process to monitor that such transactions are not in conflict with transactions in which the Funds are or may be engaged. The Codes ban the purchase of securities in an initial public offering and profiting on short-term trading of a security. The Codes comport with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

Investment Advisory, Sub-Advisory And Administrative Agreements

MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of MSDW are located at 1585 Broadway, New York, New York 10036 and the principal offices of MSDW Investment Management are located at 1221 Avenue of the Americas, New York, New York 10020. MAS, with principal offices located at One Tower Bridge, West Conshohocken, Pennsylvania 19428, is also a subsidiary of MSDW.

Pursuant to an investment advisory agreement, MSDW Investment Management and MAS receive compensation for providing investment advisory services in the amounts described below.

Advisory Fees

The following table shows for each Portfolio the advisory fee paid for each of the past three fiscal years.

MSDW Investment Management Advised Portfolios:*

                                                               Advisory Fee Paid (000)
                         ---------------------------------------------------------------------------------------------------
                                    Year Ended                       Year Ended                        Year Ended
                                   December 31,                     December 31,                      December 31,
Portfolio                              1998                             1997                              1996
---------                -------------------------------- --------------------------------- --------------------------------
Equity Growth Portfolio  $26 (net of fee waivers of $136) $0/1/  (net of fee waivers of $30               N/A
                                                                 and reimbursements of $36)
U.S. Real Estate         $24  (net of fee waivers of $92) $0/2/  (net of fee waivers of $49               N/A
 Portfolio                                                       and reimbursements of $26)
Emerging Markets Debt    $74 (net of fee waivers of $143) $8/3/ (net of fee waivers of $63)               N/A
 Portfolio
Global Equity Portfolio  $95 (net of fee waivers of $141) $0/1/  (net of fee waivers of $62               N/A
                                                                 and reimbursements of $37)
International Magnum     $51 (net of fee waivers of $220) $0/1/ (net of fee waivers of $116               N/A
 Portfolio                                                      and reimbursements of $119)
Emerging Markets Equity   $0  (net of fee waivers of $447    $0 (net of fee waivers of $279 $0/4/ (net of fee waivers of $32
 Portfolio                     and reimbursements of $87)       and reimbursements of $240)       and reimbursements of $82)
Asian Equity Portfolio    $0   (net of fee waivers of $93 $0/2/  (net of fee waivers of $68               N/A
                               and reimbursements of $91)        and reimbursements of $81)

-------
* The Money Market, Latin American, Active International Allocation and Technology Portfolios were not operational in the fiscal years ended December 31, 1998, 1997 and 1996. Consequently, no advisory fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.
/2/For the period from March 3, 1997 to December 31, 1997.
/3/For the period from June 16, 1997 to December 31, 1997.
/4/For the period from October 1, 1996 to December 31, 1996.

MAS Advised Portfolios:**

                                                    Advisory Fee Paid (000)
                         -----------------------------------------------------------------------------
                                   Year Ended                       Year Ended             Year Ended
                                  December 31,                     December 31,           December 31,
Portfolio                             1998                             1997                   1996
---------                ------------------------------- -------------------------------- ------------
Fixed Income Portfolio   $17 (net of fee waivers of $93) $0/1/ (net of fee waivers of $38     N/A
                                                               and reimbursements of $58)
High Yield Portfolio     $34 (net of fee waivers of $77) $0/1/ (net of fee waivers of $49     N/A
                                                               and reimbursements of $36)
Value Portfolio          $14 (net of fee waivers of $86) $0/1/ (net of fee waivers of $38     N/A
                                                               and reimbursements of $32)
Mid Cap Value Portfolio  $44 (net of fee waivers of $99) $0/1/ (net of fee waivers of $47     N/A
                                                               and reimbursements of $22)

-------
** The Balanced, Core Equity, International Fixed Income, Mid Cap Growth and
   Multi-Asset-Class Portfolios were not operational in the fiscal years ended December 31, 1998, 1997 and 1996. Consequently, no advisory fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.

Sub-Advisory Fees

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), with principal offices at Two World Trade Center, New York, New York 10048, serves as the investment sub-adviser to the Money Market Portfolio pursuant to an investment sub-advisory agreement with MSDW Investment Management. As compensation for managing the day-to-day investments of the Money Market Portfolio, MSDW Investment Management pays MSDW Advisors 40% of the investment advisory fee that MSDW Investment Management receives from this Portfolio.

Administration Fees

Pursuant to separate Administration Agreements with the Fund, MSDW Investment Management and MAS provide administrative services to MSDW Investment Management Advised Portfolios and MAS Advised Portfolios, respectively. For its services under the Administration agreement, the Fund pays each Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio managed by that Adviser.

Under a Sub-Administration Agreement between each Adviser and Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank, Chase Global provides certain administrative services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Year 2000

The management and distribution services provided to the Fund by the Advisers, MSDW Advisors and Morgan Stanley & Co. Incorporated ("'Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers, MSDW Advisors and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers, MSDW Advisors and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected.

Distribution of Fund Shares

Under a Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as exclusive distributor of the Portfolios and sells shares of each Portfolio on the terms described in the Fund's Prospectus.

Principal Holders of Securities

As of July 31, 1999, the following persons were beneficial owners of 5% or more of the outstanding shares of the following Portfolios:

                                                                             Percent of
                                                                             Outstanding
        Portfolio        Name of Beneficial Owner                              Shares
        ---------        ------------------------                            -----------
 Fixed Income Portfolio  Allmerica Financial Life                                 41%
                         Insurance & Annuity Company*/1/
                         440 Lincoln St., S-310
                         Worcester, MA 01653

                         General American Life Insurance Company*                 21%
                         700 Market Street
                         St. Louis, MO 63101

                         Transamerica Life Insurance and Annuity Company*          9%
                         Separate Account VA6
                         401 North Tryon Street
                         Charlotte, NC 28210

                         ICMG Registered Variable Life*                            8%
                         Separate Account
                         PO Box 2999
                         Hartford, CT 06104

                         Annuity Investors Life Insurance Company*                 7%
                         PO Box 5423
                         Cincinnati, OH 45201

                         American General Life Insurance Company*                  6%
                         PO Box 1591
                         Houston, TX 77251

 High Yield Portfolio    Hartford Life & Annuity Insurance Company*/2/            38%
                         Separate Account Three
                         PO Box 2999
                         Hartford, CT 06104

                         American General Life Insurance Company*                 18%
                         PO Box 1591
                         Houston, TX 77251

                         Integrity Life Insurance Company*                        18%
                         515 West Market Street
                         Louisville, KY 40202

                         National Integrity Life Insurance Company*                9%
                         515 West Market Street
                         Louisville, KY 40202

                         Transamerica Life Insurance and Annuity Company*          9%
                         Separate Account VA6
                         401 North Tryon Street
                         Charlotte, NC 28210

 Equity Growth Portfolio Northbrook Life Insurance Company*/3/                    48%
                         3100 Sanders Road
                         Northbrook, IL 60062

                         American General Life Insurance Company*                 24%
                         PO Box 1591
                         Houston, TX 77251

                                                                    Percent of
                                                                    Outstanding
   Portfolio     Name of Beneficial Owner                             Shares
   ---------     ------------------------                           -----------

                 AIG Life Insurance Company*                             12%
                 1 Alico Plaza
                 Wilmington, DE 19801

                 Signature IIA*                                           6%
                 c/o Life Insurance Strategies
                 1610 Des Peres Road, Suite 370
                 Saint Louis, MO 63131

                 General American Life Insurance Company*                 6%
                 700 Market Street
                 St. Louis, MO 63101

Value Portfolio  American General Life Insurance Company*/4/             43%
                 PO Box 1591
                 Houston, TX 77251

                 AIG Life Insurance Company*                             22%
                 1 Alico Plaza
                 Wilmington, DE 19801

                 The Travelers Insurance Company*                        13%
                 One Tower Square
                 Hartford, CT 06183

                 General American Life Insurance Company*                10%
                 700 Market Street
                 St. Louis, MO 63101

Mid Cap Value    American General Life Insurance Company*/4/             46%
 Portfolio       PO Box 1591
                 Houston, TX 77251

                 Hartford Life & Annuity Insurance Company*/2/           33%
                 Separate Account Three
                 P.O. Box 2999
                 Hartford, CT 06104

                 The Travelers Insurance Company*                        12%
                 One Tower Square
                 Hartford, CT 06183

U.S. Real        Northbrook Life Insurance Company*/3/                   29%
 Estate          3100 Sanders Road
 Portfolio       Northbrook, IL 60062

                 Ameritas Variable Life Insurance Company*               24%
                 Separate Account VA-2
                 P.O. Box 82550
                 Lincoln, NE 68501

                 Integrity Life Insurance Company*                       14%
                 515 West Market Street
                 Louisville, KY 40202

                 CIGNA Corporate Insurance*                               9%
                 PO Box 2975
                 Hartford, CT 06104

                 Annuity Investors Life Insurance Company*                9%
                 PO Box 5423
                 Cincinnati, OH 45201

                 Ameritas Variable Life Insurance Company*                5%
                 Separate Account V
                 P.O. Box 82550
                 Lincoln, NE 68501

                                                                   Percent of
                                                                   Outstanding
  Portfolio    Name of Beneficial Owner                              Shares
  ---------    ------------------------                            -----------

               National Integrity Life Insurance Company*                5%
               515 West Market Street
               Louisville, KY 40202

Global Equity  Fidelity Investments Life Insurance Company*/5/          37%
 Portfolio     82 Devonshire Street, R258
               Boston, MA 02109

               Ameritas Variable Life Insurance Company*                22%
               Separate Account VA-2
               P.O. Box 82550
               Lincoln, NE 68501

               American General Life Insurance Company*                 19%
               P.O. Box 1591
               Houston, TX 77251

               The Travelers Insurance Company*                          8%
               One Tower Square
               Hartford, CT 06183

               Ameritas Variable Life Insurance Company*                 5%
               P.O. Box 82550
               Lincoln, NE 68501

International  Fidelity Investments Life Insurance Company*             22%
 Magnum        82 Devonshire Street, R258
 Portfolio     Boston, MA 02109

               General American Life Insurance Company*                 21%
               700 Market Street
               St. Louis, MO 63101

               American General Life Insurance Company*                 19%
               P.O. Box 1591
               Houston, TX 77251

               Ameritas Variable Life Insurance Company*                13%
               P.O. Box 82550
               Lincoln, NE 68501

               Northbrook Life Insurance Company*                       12%
               3100 Sanders Road
               Northbrook, IL 60062

Emerging       Fidelity Investments Life Insurance Company*/5/          28%
 Markets       82 Devonshire Street, R258
 Equity        Boston, MA 02109
 Portfolio

               New York Life Insurance and Annuity                      27%
               Corporation*/6/
               300 Interpace Parkway
               Parsippany, NJ 07054

               Northbrook Life Insurance Company*                       11%
               3100 Sanders Road
               Northbrook, IL 60062

               Ameritas Variable Life Insurance Company*                 7%
               P.O. Box 82550
               Lincoln, NE 68501

               Empire Fidelity Investments Life Insurance Company*       6%
               200 Liberty Street
               One Financial Center
               New York, NY 10281

                                                                  Percent of
                                                                  Outstanding
  Portfolio    Name of Beneficial Owner                             Shares
  ---------    ------------------------                           -----------

               Penn Mutual Life Insurance Company*                      5%
               Variable Annuity Account 03
               Independence Square
               Philadelphia, PA 19172

Asian Equity   Morgan Stanley Dean Witter & Co./7/                     37%
 Portfolio     1585 Broadway
               New York, NY 10036

               Ameritas Variable Life Insurance Company*               22%
               P.O. Box 82550
               Lincoln, NE 68501

               Integrity Life Insurance Company*                       21%
               515 West Market Street
               Louisville, KY 40202

               National Integrity Life Insurance Company*              10%
               515 West Market Street
               Louisville, KY 40202

               American General Life Insurance Company*                 6%
               P.O. Box 1591
               Houston, TX 77251

Emerging       Nationwide Life Insurance Company*/8/                   29%
 Markets Debt  P.O. Box 182029
 Portfolio     Columbus, OH 43218

               Nationwide Life Insurance Company*                      18%
               P.O. Box 182029
               Columbus, OH 43218

               Morgan Stanley Dean Witter & Co.                        18%
               1585 Broadway
               New York, NY 10036

               Integrity Life Insurance Company*                       13%
               515 West Market Street
               Louisville, KY 40202

               Fidelity Investments Life Insurance Company*             9%
               82 Devonshire Street, R258
               Boston, MA 02109

Money Market   AIG Life Insurance Co.*/9/                             100%
 Portfolio     1 Alico Plaza
               Wilmington, DE 19801

-------

* Shares of the Portfolio are sold to insurance companies for their variable annuity contracts and variable life insurance policies.
1 Allmerica Financial Life Insurance & Annuity Company's state of incorporation is Massachusetts.
2 Hartford Life & Annuity Insurance Company's parent company is The Hartford
  Financial Services Group and its state of incorporation is Connecticut.
3 Northbrook Life Insurance Company's parent company is Allstate Life Insurance
  Company and its state of incorporation is Arizona.
4 American General Life Insurance Company's parent company is American General
  Corporation and its state of incorporation is Texas.
5 Fidelity Investments Life Insurance Company's parent company is FMR
  Corporation and its state of incorporation is Utah.
6 New York Life Insurance and Annuity Corporation's parent company is New York
  Life Insurance company and its state of incorporation is Delaware.
7 Morgan Stanley Dean Witter & Co.'s state of incorporation is Delaware.
8 Nationwide Life Insurance Company's parent company is Nationwide Financial
  Services, Inc. and its state of incorporation is Ohio.
9 AIG Life Insurance Company's parent company is American International Group and its state of incorporation is Delaware.

As currently required under law, the insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

Net Asset Value for the Money Market Portfolio

The Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00. The Portfolio uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on the Portfolio's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.

The Money Market Portfolio values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of the Portfolio will ordinarily remain at $1.00, but the Portfolio's daily dividends will vary in amount. Net realized gains, if any, will normally be declared and paid monthly.

Portfolio Transactions

The policy of the Fund regarding purchase and sales of securities for its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisers from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisers rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund's policies, the Advisers effect transactions with those brokers and dealers who the Advisers believe provide the most favorable prices and are capable of providing efficient executions. If the Advisers believe such prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Advisers. The Advisers may pay broker-dealers (other than their affiliates) higher commissions than another broker-dealer may have charged on the Fund's brokerage transactions in recognition of research services. During the fiscal year ended December 31, 1998, the Fund directed transactions of $631,584,903 and paid related commissions of $674,339 to brokers because of research services provided. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminal and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions.

The information and services received by the Advisers from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying decrees and would generally reduce the amount of research or services otherwise performed by the Advisers and thereby reduce their expenses, it is of indeterminable value and the advisory fees paid to an Adviser is not reduced by any amount that may be attributable to the value of such services.

In over-the-counter transactions, orders are placed directly with a principal market-maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and the asked price for the security.

Portfolio securities will not be purchased from, or through, or sold to or through, the Advisers or MSDW or any of its affiliates when such entities are acting as principals, except to the extent permitted by law.

Brokerage Fees

The following table shows the brokerage commissions paid by the Portfolios to Morgan Stanley and its affiliates for the fiscal years ended December 31, 1998.

                                Brokerage Commissions Paid During
                               Fiscal Year Ended December 31, 1998
                         ------------------------------------------------
                                      Commissions Paid to Morgan Stanley
                                     ------------------------------------
                                                              Percent of
                            Total                Percent of     Total
                         Commissions    Total       Total      Brokered
   Portfolio*               Paid     Commissions Commissions Transactions
   ----------            ----------- ----------- ----------- ------------
Global Equity            $ 90,498.00 $11,900.00     13.15%      13.95%
International Magnum       92,226.00   8,842.00      9.58        9.01
Emerging Markets Equity   221,754.00   8,780.00      3.96        3.19
Asian Equity              106,953.00   3,438.00      3.21        4.05

-------
* The Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios did not pay any commissions to affiliated brokers for the fiscal year ended December 31, 1998. The Money Market, Latin American, Active International Allocation, Technology, Balanced, Core Equity, International Fixed Income, Mid Cap Growth and Multi-Asset-Class Portfolios were not operational in the fiscal year ended December 31, 1998, and consequently, no brokerage fees were paid by these Portfolios.

The following table shows the brokerage commissions paid by the Portfolios to Morgan Stanley and its affiliates for the fiscal years ended December 31, 1997.

                                Brokerage Commissions Paid During
                               Fiscal Year Ended December 31, 1997
                         ---------------------------------------------------
                                         Commissions Paid to Morgan Stanley
                                        ------------------------------------
                                                                 Percent of
                            Total                   Percent of     Total
                         Commissions       Total       Total      Brokered
   Portfolio*               Paid        Commissions Commissions Transactions
   ----------            -----------    ----------- ----------- ------------
Fixed Income             $    143.75/1/  $       0        0%           0%
Equity Growth              24,660.00/1/      24.00     0.10         0.15
Global Equity              27,665.00/1/   2,406.00     8.70         7.25
International Magnum       48,111.00/1/     221.00     0.46         0.29
Emerging Markets Equity   170,785.00      7,454.00     4.37         3.86
Asian Equity              164,416.00      1,698.00     1.03         1.87

-------

* The High Yield, Value and Mid Cap Value Portfolios did not pay any commissions to affiliated brokers for the period from January 2, 1997 to December 31, 1997. The U.S. Real Estate Portfolio did not pay any commissions to affiliated brokers for the period from March 3, 1997 to December 31, 1997. The Emerging Markets Debt Portfolio did not pay any commissions to affiliated brokers for the period from June 16, 1997 to December 31, 1997. The Money Market, Latin American, Active International Allocation, Technology, Balanced, Core Equity, International Fixed Income, Mid Cap Growth and Multi-Asset-Class Portfolios were not operational in the fiscal year ended December 31, 1997, and consequently, no brokerage fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.

The following table shows the brokerage commissions paid by the Emerging Markets Equity Portfolio to Morgan Stanley and its affiliates for the period from October 1, 1996 (commencement of operations) through December 31, 1996.

                          Brokerage Commissions Paid for the Period from October 1, 1996
                              (commencement of operations) Through December 31, 1996
                         ----------------------------------------------------------------
                                                Commissions Paid to Morgan Stanley
                                         ------------------------------------------------
                                                                            Percent of
                              Total                        Percent of         Total
                           Commissions        Total           Total          Brokered
   Portfolio*                 Paid         Commissions     Commissions     Transactions
   ----------            ------------------------------- --------------- ----------------
Emerging Markets Equity       $42,941.00        $26.00           0.06%             0%

-------
* The Emerging Markets Equity Portfolio was the only Portfolio operational in the fiscal year ended December 31, 1996.

Directed Brokerage. During the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                           Brokerage Commissions in     Aggregate Dollar Amount of
                           Connection with Research    Transactions for Which Such
                         Services Provided for Fiscal   Commissions were Paid for
                           Year Ended December 31,    Fiscal Year Ended December 31,
    Portfolio                        1998                          1998
    ---------            ---------------------------- ------------------------------
Equity Growth Portfolio            $ 76,835                    $ 64,149,719
Asian Equity Portfolio             $ 35,930                    $  8,264,690
Emerging Markets Equity
 Portfolio                         $221,981                    $ 65,707,126
U.S. Real Estate
 Portfolio                         $ 64,188                    $ 26,679,693
Emerging Markets Debt
 Portfolio                         $      0                    $          0
Global Equity Portfolio            $ 87,342                    $ 32,064,291
International Magnum
 Portfolio                         $ 86,762                    $ 37,886,905
Value Portfolio                    $ 23,125                    $ 15,870,713
Fixed Income Portfolio             $  3,864                    $290,417,368
Mid Cap Value Portfolio            $ 78,285                    $ 60,144,010
High Yield Portfolio               $     69                    $ 31,408,319

Regular Broker-Dealers. The Funds's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended December 31, 1998, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

                                                      Value of Portfolio Holding
Portfolio                     Regular Broker-Dealer    as of December 31, 1998
---------                   ------------------------- --------------------------
Fixed Income............... Merrill Lynch & Co., Inc.          $144,000
                            Lehman Brothers, Inc.              $ 53,000
Mid Cap Value.............. Lehman Brothers, Inc.              $101,000
Equity Growth.............. Merrill Lynch & Co., Inc.          $294,000

Portfolio Turnover

The Portfolios (except for the Technology Portfolio) generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs.

Performance Information

Performance figures for the Portfolios may be quoted from time to time to illustrate their past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be quoted but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

Total return on an investment in the Portfolios may be advertised from time to time. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

These total returns are calculated according to the following formula:

P(1 + T)n = ERV

where:
P=a hypothetical initial payment of $1,000
T=average annual total return
n=number of years
ERV= ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Performance Chart

The following table shows the total return numbers for the one year ended December 31, 1998 and the average annual total return since inception for each of the Portfolios.*

                                    Average
                                     Annual     Average
                                     Total       Annual
                                   Return One    Total
                         Inception Year ended Return Since
Name of Portfolio*         Date     12/31/98   Inception
------------------       --------- ---------- ------------
Fixed Income              1/02/97     7.90%        8.94%
High Yield                1/02/97     4.80%        9.10%
Equity Growth             1/02/97    19.29%       26.06%
Value                     1/02/97    -2.13%        8.84%
Mid Cap Value             1/02/97    15.85%       27.86%
U.S. Real Estate          3/03/97   -10.86%        2.79%
Emerging Markets Debt     6/16/97   -28.38%      -19.06%
Global Equity             1/02/97    13.47%       16.76%
International Magnum      1/02/97     8.97%        8.16%
Emerging Markets Equity  10/01/96   -24.34%      -12.26%
Asian Equity              3/03/97    -6.45%      -29.43%

-------
* The Money Market, Latin American, Active International Allocation, Technology, Balanced, Core Equity, International Fixed Income, Mid Cap Growth and Multi-Asset-Class Portfolios were not operational in the fiscal year ended December 31, 1998. Consequently, total return numbers are not available.

Calculation of Yield For Non-Money Market Fixed Income Portfolios

Portfolio yield may be advertised from time to time.

Current yield reflects the income per share earned by a Portfolio's investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Yield is obtained using the following formula:
    Yield = 2[(a - b + 1)/6/ - 1]
                 -----
                  cd
where:
a= dividends and interest earned during the period b= expenses accrued for the period (net of reimbursements) c= the average daily number of shares outstanding during the period that were entitled to receive income distributions d= the maximum offering price per share on the last day of the period.

The respective current yields for certain of the Fund's Portfolios for the 30-day period ended December 31, 1998 were as follows:

Portfolio Name                                                      30-Day Yield
--------------                                                      ------------
Emerging Markets Debt..............................................    13.03%
Fixed Income.......................................................     4.97%
High Yield.........................................................     9.02%

Calculation of Yield For The Money Market Portfolio

The current yield of the Money Market Portfolio is calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

The yield of a Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence. differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

Comparisons

To help investors better evaluate how an investment in a Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Portfolios and that the indices and averages are generally unmanaged and do not reflect the deduction of any fees or expenses. In addition, there can be no assurance that the relative performance of the Fund to such averages and indices will continue.

General Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, the investment performance of a Portfolio may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Performance of these capital markets may be used in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

Advertisements may include charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives.

Advertisements may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing. such as asset allocation, diversification, risk tolerance, goal setting questionnaires designed to help create

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

a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax- deferred and taxable investments). In addition, advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by MSDW Investment Management and MAS; and the portfolio managers' goals, strategies and investment techniques.

Advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign or the global economy and the U.S., a foreign, or the global economy as a whole, and the effects of inflation. Discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries, may be included in advertisements. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of MSDW Investment Management and MAS as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios' advertisements may quote various measures of volatility and benchmark correlation and the measures may be compared to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Portfolios may also advertise their current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolios may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

General Information

Description of Shares and Voting Rights

The Fund's Articles of Incorporation permit the Directors to issue 11 billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of 20 Portfolios.

The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.


Custody Arrangements

Chase serves as the Custodian of the assets of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. In maintaining custody of foreign assets held outside the United States, Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

Prior to October 1, 1998, Morgan Stanley Trust Company acted as the Fund's custodian for foreign assets held outside the United States. MSTC, an affiliate of MSDW, received custody fees of $369,055 for the period from January 1, 1998 through September 30, 1998.
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

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Legal Matters

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

Description of Ratings

Description of Commercial Paper Ratings

Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-l--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Description of Moody's Highest Commercial Paper Rating: Prime-1 ("P1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Excerpt From S&P's Rating of Municipal Note Issues: SP-1+ --very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

Description of S&P's Highest Commercial Paper Ratings: A-1+ --this designation indicates the degree of safety regarding timely payment is overwhelming. A-1-- this designation indicates the degree of safety regarding timely payment is very strong.

Description of Moody's Corporate Bond Ratings:

AAA--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C--Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA--Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

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

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC--Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Financial Statements

The Fund's financial statements for the fiscal year ended December 31, 1998, including the notes thereto and the report of PricewaterhouseCoopers LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report must accompany the delivery of this Statement of Additional Information.
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